Second Quarter 2006 Earnings Supplemental Information

Forward-Looking StatementsThe statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate acquisitions; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 16, 2006 and in Form 10-K/A (Amendment No. 1) dated July 21, 2006 as filed with the SEC. In addition, the statements in this presentation are made as of August 7, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 7, 2006. 1

Financial Services Division (11.9% of Q2 06 Revenues)Private financial data and VoIP networks Telecommunications Services Division (23.0% of Q2 06 Revenues) Call signaling and database access services Q2 06 Revenue $72.7mm Q2 06 EBITDA$13.9mm Q2 06 Adj. Earnings $3.6mm Point-of-Service Division (29.5% of Q2 06 Revenues)Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (35.6% of Q2 06 Revenues) Provides POS, telecommunications and financial services around the world TNS Divisions2

Q2:06 Financial Overview($ in millions except per share amounts) 1) Non-GAAP measures. Included in operating expenses for the second quarter of 2006 is a pre-tax charge of $0.8 million, including a $0.5 million charge for legal expenses incurred by the special committee of our board of directors and a $0.2 million charge for severance. Included in operating expenses for the second quarter of 2005 is a pre-tax benefit to earnings of $1.2 million, comprised of a $1.5 million benefit from a state sales tax liability settlement and a $0.3 million charge related to severance paid to a former executive. Excluding both the second quarter 2006 $0.8 million pre-tax charge and the second quarter 2005 $1.2 million pre-tax benefit, EBITDA before stock compensation expense was $14.7 million in second quarter 2006 versus $16.7 million in second quarter 2005 and adjusted earnings was $4.1 million, or $0.17 per share, in second quarter 2006 versus $5.5 million, or $0.23 per share, in second quarter 2005 . 2) Due to the Company’s stock repurchase and retirement in May 2005 and follow-on offering in September 2005, diluted weighted average shares outstanding were 24.2 million for Q2 06 versus 24.5 million for Q2 05. Q2 06 Q2 05 % Chg International Services Division $25.9 $24.3 6.6% Financial Services Division 8.6 7.7 11.6% Telecommunications Services Division 16.7 11.2 49.1% Point of Sale Division 21.4 22.1 (3.1%) Total Revenue $72.7 $65.4 11.2% Gross Profit $35.5 $34.4 3.3% Gross Margin48.9% 52.6% (371BP) EBITDA Before Stock Comp Expense(1) $13.9 $17.9 (22.6%) Adjusted Earnings(1) $3.6 $6.2 (42.3%) Adjusted Earnings per Share—Diluted(1)(2) $0.15 $0.25 (40.0%) Cash Flow from Operations $10.3 $7.8 30.8% 3

EBITDA1 Calculation($ in thousands except per share amounts) Non-GAAP measure. EBITDA before stock compensation expense for the second quarter of 2006 was $14.7 million excluding the $0.8 million pre-tax charge. EBITDA before stock compensation expense for the second quarter of 2005 was $16.7 million excluding the $1.2 million pre-tax benefit. Q2 06 Q2 05 % Chg Income from operations (GAAP) $1,348 $5,184 (74.0%) Depreciation and amortization of property and equipment 5,346 4,964 7.7% Amortization of intangible assets 5,346 7,249 (26.3%) Stock compensation expense 1,854 544 240.8% EBITDA before stock compensation expense $13,894 $17,941 (22.6%) 4

Adjusted Earnings1 Calculation($ in thousands except per share amounts) Non-GAAP measures. Excluding the $0.8 million pre-tax charge, adjusted earnings for the second quarter of 2006 was $4.1 million, or $0.17 per share. Excluding the $1.2 million pre-tax benefit, adjusted earnings for the second quarter of 2005 was $5.5 million, or $0.23 per share. Represents non-cash write-off of debt issuance costs associated with early payoff of term debt. Q2 06 Q2 05 % Chg Income before income taxes, ($462) $1,896 (124.4%) equity in net loss of unconsolidated affiliates and cumulative effect of a change in accounting principle, net (GAAP) Equity in net loss of unconsolidated affiliates (924) (716) 29.0% Amortization of intangible assets 5,346 7,249 (26.3%) Other debt-related costs (2) — 1,095 N/A Stock compensation expense 1,854 544 240.8% Adjusted Earnings Before Taxes $5,814 $10,068 (42.3%) Income tax provision at 38% $2,209 $3,826 (42.3%) Adjusted Earnings (1) $3,605 $6,242 (42.3%) Weighted average shares diluted 24,199,346 24,131,452(1.6%) Adjusted Earnings Per Share (1) $0.15 $0.25 (40.0%) 5

 Actual 6/30/06 12/31/05 Balance Sheet Highlights(Amounts in millions)Cash and Cash Equivalents $21.2 $26.6 Total Current Assets 94.6 90.9 Current Ratio 1.39x 1.57x Net Property and Equipment 55.5 52.4 Total Assets $371.7 $352.2 Long-Term Debt $119.4 $113.4 Stockholders’ Equity 181.3 177.8 Total Debt/Capitalization 39.7% 39.0% Total Liabilities and Equity $371.7 $352.2 Common Shares Outstanding 24.1 24.0 6

7 (2) Included in operating expenses for 2005 is a pre-tax benefit to earnings of $2.3 million, comprised of a $5.7 million benefit from a state sales tax liability settlement, a $3.2 million charge related to a legal settlement, a $0.9 million charge related to severance and a $0.7 million benefit due to the favorable settlement of certain sales tax liabilities. Excluding the $2.3 million pre-tax benefit, adjusted earnings for the full year 2005 was $23.3 million, or $0.94 per share. (3) Excluding $0.7 million of the $2.3 million pre-tax benefit, adjusted earnings for the third quarter of 2005 was $5.9 million or $0.26 per share.